                                                                   Exhibit 10.1

                                    GUARANTY

    This GUARANTY dated as of October 16, 1997, made by Brock J. Vinton and Brandywine Realty Trust (hereinafter referred to as "Guarantor" or "Guarantors"), in favor of PNC Bank, Delaware ("Lender") to secure the obligations of Christiana Center Operating Company I LLC (the "Borrower").

                                   BACKGROUND

    A. Lender has loaned Borrower $14,500,000 (the "Loan") as evidenced by that certain note (the "Note"), in the amount of $14,500,000, of even date herewith between Borrower and Lender.

    B. The Note is secured by a mortgage (the "Mortgage"), security agreement ("Security Agreement"), assignment of leases ("Lease Assignment"), and collateral assignment of agreements ("Collateral Assignment"), all of even date herewith between Lender and Borrower (the Note, Mortgage, Security Agreement, Lease Assignment, Collateral Assignment, and all other documents securing the Loan as the "Loan Documents").

    C. Guarantors are principals of Borrower.

    D. Lender is willing to make the Loan only on the condition that Guarantors execute this Guaranty.

    E. Guarantors have determined that the extension of credit to the Borrower in accordance with the Loan Documents directly benefits, and that their execution, delivery and performance of this Guaranty are in the best interests of, the Guarantors.

                                   COVENANTS

    NOW, THEREFORE, in consideration of the undertakings of Lender pursuant to the Loan Documents and intending to be legally bound, the Guarantors hereby agree as follows:

    1. Guaranty. The Guarantors hereby jointly and severally, irrevocably, absolutely and unconditionally guarantee and become surety for the following payment obligations and liabilities (hereinafter collectively referred to as the "Obligations"):

    (a) the prompt payment by the Borrower, as and when due and payable, whether by acceleration or otherwise of all amounts now or hereafter owing by the Borrower in respect of the Loan Documents, whether for principal, interest, fees, expenses or otherwise, and the due performance and observance by the Borrower of its other obligations now or hereafter existing in respect of the Loan Documents and any renewals, extensions and modifications thereof; and

    (b) any and all expenses, including reasonable attorneys fees, incurred by Lender in enforcing its rights under this Guaranty.

The Obligations hereunder do not include the full completion of the Improvements in strict accordance with the Plans and all requirements of the Construction Loan Agreement not later than the Completion Date, which completion is the subject of a separate Completion Guaranty of even date herewith.

    2. Obligations Unconditional.

    (a) The Guarantors hereby guarantee that the Obligations will be paid strictly in accordance with the terms of the Loan Documents. The liability of the Guarantors hereunder shall be absolute and unconditional, irrespective of:
(i) any lack of validity or enforceability of the Loan Documents or any agreement or instrument relating thereto, including, without limitation, the lack of validity or enforceability of all or any portion of the liens or security interests granted thereby; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the terms of the Loan Documents; (iii) any exchange or release of, or non-perfection of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from the terms of any other guaranty for all or any of the Obligations; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor or obligor in respect of the Obligations or the Guarantors in respect hereof; or (v) the absence of any action on the part of Lender to obtain payment of the Obligations from the Borrower or from the Guarantors or from any other guarantor or obligor.

    (b) This Guaranty (i) is a continuing guarantee and shall remain in full force and effect until all of the Obligations and other expenses guaranteed pursuant to Section 1 hereof have been paid in full; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, avoided or rendered void as a preferential transfer, impermissible set-off, fraudulent conveyance or must otherwise be returned or disgorged by Lender upon the insolvency, bankruptcy or reorganization of either the Borrower or the Guarantors or otherwise, all as though such rescinded, avoided or voided payment had not been made, and notwithstanding any action or failure to act on the part of Lender in reliance on such payment.

    3. Waivers. The Guarantors hereby waive (i) promptness and diligence; (ii) notice of the incurrence of any Obligation by the Borrower; (iii) notice of any actions taken by Lender or the Borrower under the Loan Documents or any other agreement or instrument relating thereto; (iv) acceptance of this Guaranty and reliance thereon by Lender; (v) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Obligations, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantors hereunder or of any other guarantor, the omission of or delay in which, but for the provisions of this Section 3, might constitute grounds for relieving the Guarantors of their obligations hereunder; (vi) any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower, the Guarantors, any other person or any collateral; and (vii) notice of any election by Lender to sell any of the property mortgaged, assigned or pledged as security for any of the Obligations at a public or private sale.

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    4. Subrogation and Similar Rights. The Guarantors will not exercise any rights which they may acquire by way of subrogation, indemnification or contribution, by reason of any payment made by any of them hereunder or otherwise, until after the date on which all of the Obligations shall have been satisfied in full and until such time, any such rights against the Borrower shall be fully subordinate in lien and payment to any claim which Lender now or hereafter has against the Borrower. If any amount shall be paid to the Guarantors on account of such subrogation, indemnification or contribution at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of Lender, shall be segregated from the other funds of the Guarantors and shall forthwith be paid over to Lender to be applied in whole or in part by Lender against the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents. If the Guarantors shall make payment to Lender of all or any portion of the Obligations and all of the Obligations shall be paid in full, Lender will, at the written request of the Guarantors, execute and deliver to the Guarantors (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to the Guarantors of an interest in the Obligations resulting from such payment by the Guarantors, such subrogation to be fully subject and subordinate, however, to Lender's right to collect any other amounts which may be due to Lender by the Borrower.

    5. Representations and Warranties. Each Guarantor represents and warrants to Lender that:

    (a) All the Guarantors are sui juris and of full capacity to make and perform this Guaranty, or are validly existing, in good standing with full legal authority to make and perform this Guaranty, as the case may be;

    (b) This Guaranty has been duly executed and delivered by the Guarantors and such execution and delivery and the performance by the Guarantors of the Guarantors' obligations hereunder will not violate any applicable provision of law or judgment, order or regulation of any court or of any public or governmental agency or authority nor conflict with or constitute a breach of or a default under any instrument to which the Guarantors are a party or by which the Guarantors or any of the Guarantors' property is bound, and this Guaranty is a legal, valid and binding obligation of the Guarantors enforceable in accordance with its terms;

    (c) There is no litigation, proceeding or investigation pending or, to the knowledge of the Guarantors, threatened against any of the Guarantors, the adverse result of which might in any material respect affect the business, property or financial condition of the Guarantors or the performance by the Guarantors of the Guarantors' obligations hereunder, and no Guarantor is in violation in any material respect of any applicable statute, rule, order or regulation of any governmental body;

    (d) The Guarantors have filed all federal, state and local tax returns required to be filed (or have obtained valid extensions of the dates on which such returns are required to be filed) and have paid all taxes as shown on the said returns to be due;

    6. Notices. Every notice and communication under this Agreement shall be in writing and shall be given by either (i) hand-delivery, (ii) first class mail (postage prepaid), (iii) reliable overnight commercial courier (charges prepaid), or (iv) telecopy or other means of electronic transmission, if confirmed promptly by any of the methods specified in clauses (i), (ii) and
(iii) of this sentence, to the following addresses:

        To the Guarantors as follows:

        Brock J. Vinton
        c/o The Commonwealth Group
        62 Read's Way
        New Castle, DE 19720

        Brandywine Realty Trust
        Newtown Corporate Campus
        16 Campus Boulevard
        Newtown Square, PA 19073
        Attn: Gerard H. Sweeney, President and CEO

        With a copy to:

        William S. Gee, Esquire
        Saul, Ewing, Remick & Saul LLP
        222 Delaware Avenue, Suite 1200
        P.O. Box 1266
        Wilmington, Delaware 19899

        Eric L. Stern, Esquire
        Pepper, Hamilton & Scheetz LLP
        3000 Two Logan Square
        Eighteen And Arch Streets
        Philadelphia, PA 19103

        To Lender as follows:

        PNC Bank, Delaware
        222 Delaware Avenue
        17th Floor
        Wilmington, Delaware 19801
        Attn: Jeremy J. Abelson

        Eugenia L. Barnett
        Real Estate Loan Administration
        PNC Bank
        1600 Market Street, 30th Floor
        Mailstop #F2-F070-30-7
        Philadelphia, PA 19103

        With a copy to:

        Duane, Morris & Heckscher LLP
        P.O. Box 195
        Wilmington, DE 19899
        Attention: Daniel F. Lindley, Esquire

Notice given by telecopy or other means of electronic transmission shall be deemed to have been given and received when sent. Notice by overnight courier shall be deemed to have been given and received on the date scheduled for delivery. Notice by mail shall be deemed to have been given and received two (2) calendar days after the date first deposited in the United States Mail. Notice by hand delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party.

    7. Miscellaneous.

    (a) The Guarantors shall make each payment hereunder in lawful money of the United States of America and in same day funds to Lender at its address as set forth above in the paragraph entitled "Notices."

    (b) This Guaranty contains the entire agreement of the parties hereto with respect to the subject matter hereof. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantors and Lender, and no waiver of any provision of this Guaranty, and no waiver or consent to any departure by the Guarantors therefrom, shall be effective unless it is in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    (c) No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under the Loan Documents or any right against any other guarantor of the Obligations shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Lender provided herein and in the Loan Documents, and in any instrument signed by any other guarantor of the Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Lender under the Loan Documents, under this Guaranty and under any other guaranty of the Obligations against any party thereto are not conditional or contingent upon any attempt by Lender to exercise any of its rights under the Loan Documents, under this Guaranty or under any other guaranty of the Obligations against any such party or against any other person.

    (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate such provision to the extent it is not prohibited or unenforceable in any other jurisdiction, nor invalidate the remaining provisions hereof or thereof, all of which shall be liberally construed in favor of Lender in order to effect the provisions hereof.

    (e) The obligations of the Guarantors hereunder shall not be subject to any counterclaim, setoff, deduction or defense based upon any related or unrelated claim which the Guarantors may now or hereafter have against the Borrower or Lender (none of which are waived by Guarantors hereunder), except payment of the Obligations.

    (f) This Guaranty shall (i) be binding on the Guarantors and their heirs, executors, administrators, successors, transferees and assigns, and (ii) inure, together with all rights and remedies of Lender hereunder, to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (ii), pursuant to the Loan Documents Lender may assign or otherwise transfer its rights under the Loan Documents or under any other guaranty of the Obligations to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to Lender, herein or otherwise. Notwithstanding the foregoing clause
(f)(i), none of the rights or obligations of the Guarantors hereunder may be assigned or otherwise transferred without the prior written consent of Lender.

    (g) This Guaranty shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

    (h) Each Guarantor agrees that any action or proceeding against him or her to enforce, or arising out of, this Guaranty may be commenced in state or federal court in any county in the State of Delaware or in any other location where the Guarantor or any of the Guarantor's property is located, and each Guarantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with Section 6 hereof.

    (i) All liabilities and obligations of the Guarantors hereunder shall be joint and several.

    (j) The paragraph headings used herein are for convenience only and do not affect or modify the terms and conditions hereof.

    8. CONFESSION OF JUDGMENT. BROCK J. VINTON (but not Brandywine Realty Trust) HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY, OR THE PROTHONOTARY OR THE CLERK OF ANY COURT OF RECORD IN THE STATE OF DELAWARE OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS DEFINED IN THE LOAN DOCUMENTS OR AT ANY TIME THEREAFTER, TO APPEAR

FOR BROCK J. VINTON AND CONFESS AND ENTER JUDGMENT AGAINST HIM IN FAVOR OF LENDER IN ANY JURISDICTION IN WHICH HE OR ANY OF HIS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING REASONABLE ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, AND WITHOUT STAY OF EXECUTION, AND WITH RELEASE OF ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS AGREEMENT OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BROCK J. VINTON HEREBY WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY THE EXERCISE THEREOF AND SHALL CONTINUE UNTIL THE OBLIGATIONS ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

    BEING FULLY AWARE OF HIS RIGHTS TO PRIOR NOTICE AND HEARING ON THE VALIDITY OF ANY CLAIMS THAT MAY BE ASSERTED AGAINST HIM BY LENDER UNDER THIS AGREEMENT BEFORE JUDGMENT CAN BE ENTERED AND BEFORE ASSETS OF HIS CAN BE GARNISHED AND ATTACHED, BROCK J. VINTON HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, ENTERING JUDGMENT AGAINST HIM BY CONFESSION AND ATTACHING AND GARNISHING LENDER ACCOUNTS AND OTHER ASSETS OF HIS WITHOUT PRIOR NOTICE OR OPPORTUNITY FOR A HEARING. BROCK J. VINTON ACKNOWLEDGES THAT HE HAS HAD THE ASSISTANCE OF COUNSEL IN THE REVIEW AND EXECUTION OF THIS AGREEMENT AND FURTHER ACKNOWLEDGES THAT THE MEANING AND EFFECT OF THE FOREGOING PROVISIONS CONCERNING CONFESSION OF JUDGMENT HAVE BEEN FULLY EXPLAINED TO HIM BY SUCH COUNSEL.

    9. Special Exculpation Clause.

    No recourse shall be had for any obligation of Brandywine Realty Trust under this Guaranty or under any of the other Loan Documents, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of Brandywine Realty Trust, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released by each party to this Guaranty and the other Loan Documents.

    IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and sealed as of the date first above written.

    Witness:



    /S/                                   /S/                            (SEAL)
    ------------------------------        -------------------------------
                                          Brock J. Vinton


    Witness:                              Brandywine Realty Trust



    /S/                                   By:    /S/                     (SEAL)
    ------------------------------        -------------------------------
                                                 Gerard H. Sweeney
                                          Title: President and CEO

STATE OF DELAWARE                    :
                                     : SS.
COUNTY OF NEW CASTLE                 :


     On the 16th day of October, 1997, before me, a Notary Public in and for the State and County aforesaid, the undersigned, personally appeared Brock J. Vinton, and that he executed the foregoing instrument for the purposes therein contained by signing his name.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                          /S/
                                          --------------------------------
                                          NOTARY PUBLIC

                                          Typed name:
                                                     ---------------------
                                          My commission expires:
                                                                ----------



STATE OF PENNSYLVANIA                :
                                     : SS.
COUNTY OF DELAWARE                   :


    On the 16th day of October, 1997, before me, a Notary Public in and for the State and County aforesaid, the undersigned, personally appeared Gerard H. Sweeney, trustee of Brandywine Realty Trust and authorized to sign on behalf of said trust, and that he executed the foregoing instrument for the purposes therein contained by signing the name of said trust.

    IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                          /S/
                                          --------------------------------
                                          NOTARY PUBLIC

                                          Typed name:
                                                     ---------------------
                                          My commission expires:
                                                                ----------